UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 30, 2009

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 30, 2009, Great Lakes Dredge & Dock Corporation (“Company”) and the other loan parties named therein, the financial institutions from time to time party thereto, and Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as Swing Line Lender, Sole Lead Arranger, Issuing Lender and Administrative Agent entered into Amendment No. 1 to Credit Agreement (“Amendment No. 1”), amending the Credit Agreement, dated as of June 12, 2007 (“Credit Agreement”). Amendment No. 1 was entered into in connection with the formation of Yankee Environmental Services, LLC (“Yankee”) as a new indirect and majority owned subsidiary of the Company and Yankee’s becoming a “Loan Party” and a “Subsidiary Guarantor” under the Credit Agreement.  Amendment No. 1 implements certain technical corrections relating to less than wholly-owned subsidiaries of the Company.  A copy of Amendment No. 1 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On the same date, the Company, Yankee and the other guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee, entered into a Fifth Supplemental Indenture (“Supplemental Indenture”) to the Indenture, dated as of December 22, 2003, as supplemented and amended from time to time, relating to the Company’s 7¾% Senior Subordinated Notes due 2013. The Supplemental Indenture, among other items, added Yankee as a “Subsidiary Guarantor” under the Indenture. A copy of the Supplemental Indenture is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit

99.1

Amendment No. 1 to Credit Agreement, dated January 30, 2009, by and among Great Lakes Dredge & Dock Corporation and the other loan parties named therein, the financial institutions from time to time party thereto, and Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as Swing Line Lender, Sole Lead Arranger, Issuing Lender and Administrative Agent.

99.2

Fifth Supplemental Indenture, dated January 30, 2009, by and among Great Lakes Dredge & Dock Corporation, Yankee Environmental Services, LLC and the other guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION
(registrant)

Date: February 5, 2009	By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1

Amendment No. 1 to Credit Agreement, dated January 30, 2009, by and among Great Lakes Dredge & Dock Corporation and the other loan parties named therein, the financial institutions from time to time party thereto, and Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as Swing Line Lender, Sole Lead Arranger, Issuing Lender and Administrative Agent.

99.2

Fifth Supplemental Indenture, dated January 30, 2009, by and among Great Lakes Dredge & Dock Corporation, Yankee Environmental Services, LLC and the other guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee.